Exhibit 10.2

INSTRUMENT OF TRANSFER

PUYI INC.

(Incorporated in the Cayman Islands with limited liability)

~~I~~/We,	Worldwide Success Group Limited
of	OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands
in consideration of the sum of	Nil
paid to ~~me~~/us by (name).	Danica Surge Limited
(occupation)
of (address)	Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands

(hereinafter “the said Transferee”) do hereby transfer to the said Transferee the	- 13,600,000 -
share(s) numbered

standing in ~~my~~/our name in the register of: -

PUYI INC.

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which ~~I~~/we hold the same at the time of execution hereof. And ~~I~~/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the 31st day of August 2018.

For and on behalf of

WORLDWIDE SUCCESS GROUP LIMITED

By:	/s/ Haifeng Yu

For and on behalf of

DANICA SURGE LIMITED

By:	/s/ Zhuojun Feng